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                                                                   EXHIBIT 10.27

[CAPELLA UNIVERSITY LOGO]

To: __________________
From: Shawn Featherston
Date: __________, 2006
Subj: Special Stock Option Grant - 2006

Attached is the stock option agreement(s) as granted by the Capella Education Company Compensation Committee on February 14, 2006. I am confirming the previous communication that explains the terms associated with this grant as follows:

      - These options are being issued in lieu of the cash incentive opportunity that is normally offered as part of the Management Annual Incentive Plan and is intended to replace the cash incentive for 2006 only.

      - This agreement reflects the number of options from the February 14, 2006 grant that will vest assuming achievement of 100% performance against the incentive plan matrix.

      - The number of options granted was calculated based on the following formula:

                  - Salary x incentive opportunity target at 100% divided by Black Scholes value of stock option x 1.75 (risk multiplier)

      - The actual number of options that ultimately vest will depend upon the actual achievement of the company's operating plan performance thresholds.

      - This grant is scheduled to vest on 12/31/06, assuming minimum performance thresholds are achieved.

      - The company performance to operating plan will be measured using the same payout matrix as the 2006 Management Incentive Plan.

      - If company performance is greater than 100% of operating plan, any excess over 100% will be payable in the form of a cash incentive.

      - If company performance is between the minimum payout threshold and 100% of operating plan, the number of stock options will be reduced by a pro-rating factor that is per the payout matrix.

      - If the company performance is below the minimum threshold for payout, these options will be cancelled.

The terms of this memo modify and supplement the terms of the attached agreement(s).

Please indicate your concurrence with these terms by signing below, and signing the attached agreement(s), and returning one original to me by April 20th, 2006. If you have any questions, let me know. Thank you.

____________________________
Signature

____________________________ (Date)

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                                 Attach form of

              Capella Education Company 2005 Stock Incentive Plan,
                        Incentive Stock Option Agreement

                                     and/or

              Capella Education Company 2005 Stock Incentive Plan,
                Non-Statutory Stock Option Agreement (Employee),

                                 as applicable.